Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of January 10, 2007 (this “Amendment”), is entered into by and among WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for Lenders (in such capacity, “Agent”) and as a Lender, THE CIT GROUP BUSINESS CREDIT, INC., as a Lender, FEDDERS NORTH AMERICA, INC., a Delaware corporation, and the other Borrowers party to the Loan Agreement referred to below, FEDDERS CORPORATION, a Delaware corporation, and the other Guarantors party to the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors are party to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2006, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of February 15, 2006, Amendment No. 2 to Loan and Security Agreement, dated as of August 11, 2006, and Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated as of October 19, 2006 (the “Loan Agreement”); and

WHEREAS, Borrowers and Guarantors have advised Agent that Fedders Corporation has formed Fedders Holding Company, Inc., a Delaware corporation (“FHC”), as a wholly-owned subsidiary of Fedders Corporation, for the sole purpose of acquiring from Fedders International, Inc. (“Fedders International”) all of the issued and outstanding shares of capital stock of Fedders Trading (Shanghai) Co. Ltd. and 50% of the shares of capital stock (constituting all of the shares owned by Fedders International) of Changzhou Fedders XingRong Air Conditioner Components Co. Ltd. (collectively, the “Chinese Subsidiaries” the formation of FHC as a subsidiary of Fedders Corporation and the transfer of such shares of Capital Stock of the Chinese Subsidiaries to FHC being hereinafter collectively referred to as the “Chinese Subsidiary Restructure”), and Borrowers and Guarantors have requested that Agent and Required Lenders consent to the Chinese Subsidiary Restructure;

WHEREAS, Agent and Required Lenders are willing to consent to the Chinese Subsidiary Restructure on the condition that FHC become an additional Guarantor under the Loan Agreement and on and subject to the other terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.           Definition. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

2.           Additional Definitions. Section 1 of the Loan Agreement is hereby amended to include, in addition and not in limitation, the following defined terms:

“Amendment No. 4” shall mean Amendment No. 4 to Loan and Security Agreement, dated as of January 10, 2007, executed among Agent, Required Lenders, Borrowers and Guarantors.

3.           Amendment to Existing Definitions. (a) All references to the term “Collateral” in the Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, all assets and properties of FHC at any time subject to the security interest or lien of Agent, for the benefit of itself and the other Secured Parties, including the assets and properties described in paragraph 6 of this Amendment.

(b)         All references to the term “Guarantor” or “Guarantors” in the Loan Agreement or any of the other Financing Agreements and in Schedule I to the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, FHC.

4.           Consent to Chinese Subsidiary Restructure. Fedders Corporation is prohibited by Section 9.10 of the Loan Agreement from forming and making an investment in FHC; FHC is prohibited by Section 9.10 of the Loan Agreement from acquiring the outstanding shares of Capital Stock of the Chinese Subsidiaries; and Fedders International is prohibited by Section 9.7(b) (together with such Section 9.10, collectively, the “Applicable Sections”) of the Loan Agreement from transferring the outstanding shares of Capital Stock of the Chinese Subsidiaries to FHC. Agent and Required Lenders hereby waive the provisions of the Applicable Sections with respect to, and expressly consent to, the Chinese Subsidiary Restructure, provided that Borrowers and Guarantors (including FHC) comply with all of the terms and conditions of this Amendment. Except as expressly set forth herein, nothing contained in this paragraph 4 or otherwise in this Amendment shall be deemed or constitute a consent, waiver or amendment under or with respect to the Applicable Sections or any other term or provision of the Loan Agreement or any of the other Financing Agreements.

5.           Assumption of Obligations and Financing Agreements by FHC. FHC hereby expressly: (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with the other Guarantors, for the payment and performance of all Obligations under, contained in, or arising pursuant to the Loan Agreement and all of the other Financing Agreements applicable to any or all of Guarantors, (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to any or all Guarantors, with the same force and effect as if FHC had originally executed and been an original party signatory to the Loan Agreement and the other Financing Agreements as a Guarantor, (c) is deemed to make as of the date hereof, and is, in all respects, bound by all representations and warranties made by the other Guarantors to Agent and Lenders set forth in the Loan Agreement and the other Financing Agreements, and (d) agrees that Agent and Lenders shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to paragraph 6 hereof, under the Loan Agreement and the other Financing Agreements, with respect to

FHC and its properties and assets as Agent and Lenders have with respect to the other Guarantors and their respective assets and properties, with the same force and effect as if FHC had originally executed and had been an original Guarantor signatory to the Loan Agreement and the other Financing Agreements.

6.           Grant of Security Interest. In order to secure the payment and performance of all Obligations, FHC hereby grants to Agent, for itself and for the benefit of the other Secured Parties, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and for the benefit of the other Secured Parties, as security, the following property and interests in property of FHC, whether now owned or hereafter acquired or existing and wherever located:

(a)	all Accounts;
(b)	all general intangibles, including, without limitation, all Intellectual Property;
(c)	all goods, including, without limitation, Inventory and Equipment;
(d)	all Real Property and fixtures;

(e)          all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(f)	all instruments, including, without limitation, all promissory notes;
(g)	all documents;
(h)	all deposit accounts;

(i)           all letters of credit, banker’s acceptances and similar instruments and including all letter-of-credit rights;

(j)           all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(k)          all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of any Borrower or Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of any

Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(l)           all commercial tort claims, including, without limitation, those identified in the Information Certificate;

(m)	to the extent not otherwise described above, all Receivables;
(n)	all Records; and

(o)          all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

7.           Location of FHC Assets. FHC represents and warrants to Agent and Lenders that the assets and properties owned by it are located only at the addresses set forth in the Information Certificate of FHC delivered to Agent on or about the date hereof.

8.           Exhibits and Schedules. Exhibit B to the Loan Agreement is hereby amended by adding thereto the Information Certificate for FHC attached as Exhibit A to this Amendment. Each reference contained in the Loan Agreement to the Information Certificate is hereby amended to include, in addition and not in limitation, the Information Certificate for FHC attached hereto as Exhibit A.

9.           Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, Borrowers and Guarantors hereby represent, warrant and covenant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

(a)          This Amendment has been duly executed and delivered by each Borrower and each Guarantor (including FHC) and is in full force and effect as of the date hereof, and the agreements and obligations of such Borrower or Guarantor (including FHC) contained herein constitute its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof;

(b)         All of the representations and warranties set forth in the Loan Agreement, as amended by this Amendment, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except as affected by transactions expressly contemplated or permitted by this Amendment and except to the extent that any such representation or warranty is made as of a specified date, in which case each such representation or warranty shall have been true and correct as of such date;

(c)          As of the date hereof and after giving effect to the amendments set forth in this Amendment, there exists no Default or Event of Default; and

(d)         After giving effect to the Chinese Subsidiary Restructure, all of the issued and outstanding shares of Capital Stock of the Chinese Subsidiaries are owned by FHC.

10.         Conditions Precedent. The effectiveness of the amendments made in this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a)          Agent shall have received an executed copy (or executed faxed or electronic copy) of this Amendment duly authorized, executed and delivered by the parties hereto other than Agent;

(b)          as of the date of this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c)          Fedders Corporation shall have pledged to Agent and granted to Agent a security interest in and lien upon all of the issued and outstanding shares of Capital Stock of FHC pursuant to a Pledge and Security Agreement in form and substance satisfactory to Agent.

11.         Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

12.        Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

13.        Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

14.         Counterparts. This Amendment may be executed in any number of counterparts, all of which counterparts shall together constitute one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

15.        Inconsistencies; Effect; No Waiver. To the extent that any provision of the Loan Agreement or any Financing Agreement is inconsistent with the provisions of this Amendment, such other provision shall be deemed to be amended so that it is made consistent with the provisions of this Amendment. Except as expressly agreed herein, the Loan Agreement and all of the other Financing Agreements and all covenants, representations and warranties contained therein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

AGENT:	BORROWERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and Issuing Bank	FEDDERS NORTH AMERICA, INC.
By:	By:
Title:	Title:

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION	EMERSON QUIET KOOL CORPORATION
By:	By:
Title:	Title:

THE CIT GROUP BUSINESS CREDIT, INC.	COLUMBIA SPECIALTIES, INC.
By:	By:
Title:	Title:

TRION, INC.
By:
Title:

ENVIRCO CORPORATION
By:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

EUBANK COIL COMPANY, formerly known as Fedders Eubank Company, Inc.
By:
Title:

FEDDERS ADDISON COMPANY, INC.
By:
Title:

FEDDERS ISLANDAIRE, INC.
By:
Title:

ISLAND METAL FABRICATING, INC.
By:
Title:

GUARANTORS:

FEDDERS CORPORATION
By:
Title:

FEDDERS INTERNATIONAL, INC.
By:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

FEDDERS INVESTMENT CORPORATION
By:
Title:

FEDDERS, INC.
By:
Title:

ROTOREX COMPANY, INC.
By:
Title:

AGREED TO:
FEDDERS HOLDING COMPANY, INC.	HERRMIDIFIER COMPANY, INC.
By:	By:
Title:	Title: